Financial Instruments	9 Months Ended
Sep. 30, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments
FINANCIAL INSTRUMENTS

Fair values
We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value of hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

The carrying values and estimated fair values of our financial instruments at September 30, 2018 and December 31, 2017 are as follows:

		September 30, 2018		December 31, 2017
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value
Non-Derivatives:
Cash and cash equivalents	Level 1	306,387	306,387	214,862	214,862
Restricted cash and short-term deposits	Level 1	457,776	457,776	397,815	397,815
Current portion of long-term debt and short-term debt (1)(2)	Level 2	(833,691)	(833,691)	(1,393,229)	(1,393,229)
Long-term debt - convertible bonds (2)	Level 2	(350,148)	(420,653)	(340,173)	(430,361)
Long-term debt (2)	Level 2	(1,452,821)	(1,452,821)	(701,498)	(701,498)

Derivatives:
Oil derivative instrument (6)	Level 2	280,470	280,470	94,700	94,700
Interest rate swaps asset (3)	Level 2	16,225	16,225	10,166	10,166
Foreign exchange swaps asset	Level 2	129	129	51	51
Foreign exchange swaps liability	Level 2	(460)	(460)	(223)	(223)
Total return equity swap liability (3)(4)	Level 2	(50,899)	(50,899)	(40,141)	(40,141)
Earn-Out Units asset (5)	Level 2	—	—	7,400	7,400

(1) The carrying amounts of our short-term debt approximate their fair values because of the near term maturity of these instruments.
(2) Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table above are gross of the deferred finance charges amounting to $17.1 million and $24.1 million at September 30, 2018 and December 31, 2017, respectively.
(3) The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties.
(4) The fair value of total return equity swaps is calculated using the closing prices of the underlying listed shares, dividends paid since inception and the interest rate charged by the counterparty.
(5) The Earn-Out Units are issuable to Golar in connection with the IDR reset transaction between Golar and Golar Partners in October 2016. As of September 30, 2018, the fair value of the Earn-Out Units was written down to $nil due to the expectation that Golar Partners would decrease its quarterly distribution.
(6) The fair value of the oil derivative instrument was determined using the estimated discounted cash flows of the additional payments due to us as a result of oil prices moving above a contractual oil price floor over the term of the LTA. Significant inputs used in the valuation of the oil derivative include management’s estimate of an appropriate discount rate and the length of time to blend the long-term and the short-term oil prices obtained from quoted prices in active markets.

As of September 30, 2018, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below:

Instrument (in thousands of $)	Notional value	Maturity dates	Fixed interest rates
Interest rate swaps:
Receiving floating, pay fixed	1,250,000	2018 to 2021	1.13% to 1.94%

The credit exposure of our interest rate and equity swap agreements are represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to the counterparty by offsetting them against amounts that the counterparty owes to us. We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balances of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of September 30, 2018 and December 31, 2017 would be adjusted as detailed in the following table:

	September 30, 2018			December 31, 2017
(in thousands of $)	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
Total asset derivatives	16,225	—	16,225	10,166	—	10,166

The total return equity swap has a credit arrangement that requires us to provide cash collateral equaling 20% of the initial purchase price and to subsequently post additional cash collateral that corresponds to any unrealized loss. As at September 30, 2018, cash collateral amounting to $69.4 million has been provided.